HAWK Corporation



McDonald & Company

McDonald
Financial Group

May 6, 2003

HAWK CORPORATION

Forward Looking Statement



- The information provided within the presentation on the following slides includes forward-looking statements relating to Hawk Corporation's sales, operating income, revenues from new business, margins, end markets, segment growth, growth drivers, and goals for 2007. Those statements should be used with caution. They are subject to various risks and uncertainties, many of which are outside of the Company's control.
- Factors that could cause actual results to differ materially from those in the forward-looking statements include: unanticipated changes in the markets for the Company's business segments, unanticipated downturns in business relationships with customers or their purchases from us, competitive pressures on sales and pricing, unexpected increases in the cost of material and other production costs that cannot be recouped in product pricing, introduction of competing technologies, unexpected technical or marketing difficulties, unexpected claims or charges, and unanticipated deterioration of economic and financial conditions in the United States and around the world.
- We do not assume any obligation to update these forward-looking statements.
- This material is presented by Hawk Corporation, which makes no representation or warranty regarding the accuracy or liability or completeness of any information provided and any reliance you place on such information will be at your sole risk.

HAWK CORPORATION

Investment Thesis



- "Institutional Grade" Company
- Leading Positions in World Markets
- Excellent Growth During 1990's
- Stock Currently at 50 – 60% of Book Value
- Strong Upside Operating Leverage
  - *11*
  - *27*

HAWK CORPORATION

Key Investor Highlights



- Design, manufacture and market highly engineered products, principally made from powder metals
- Market leader in a wide variety of industrial, aerospace and consumer applications
- 80% of sales derived from applications that are sole-sourced to diversified end markets with technical barriers to entry
- 30% of revenues generated from stable aftermarket
- Technology leader in global niche markets
- Positive and consistent cash flow

HAWK CORPORATION


Model T Clutch Disc
Heavy Equipment
Brake/Transmission
- Cat
- Deere
- Case
Aerospace
Brake Pads
HPGC Pioneer
in PM Industry
Hawk Corp. Formed
3/14/1989
Hawk IPO
Hawk Racing Group
1925
1950
1960
1970
1989
1998
1999

Revenue/Operating Income History
(in millions, GAAP)





$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Revenue
Operating Income

HAWK CORPORATION

3/31/2003 Consolidated Income



	3/31/2003 Actual	3/31/2002 Actual
Revenue	$58,590	$49,804
Gross Profit	$12,947	$10,779
Gross Profit %	22.1%	21.6%
Operating Income	$3,286	$1,378
Operating Income %	5.6%	2.8%
Net income (loss) before change in accounting principle	$119	($600)
Net income (loss) per share before change in accounting principle	$0.01	($0.07)
Shares outstanding	8,562	8,555

Consolidated Balance Sheet



	3/31/2002	12/31/2002
Cash	3,430	1,702
Total Current Assets	80,407	76,798
PP&E, net	66,455	67,892
Intangibles	43,003	44,972
Total Assets	195,597	193,869
Current Liabilities	39,637	30,428
Bank Facility	28,002	36,327
Long-Term Debt	69,414	69,523
Equity	45,581	44,834
Total Liab. & Equity	195,597	193,869

Corporate Governance



- Sarbanes-Oxley "Ready"
- Long-Term Independent Board of Directors
- Management-Shareholder Alignment
- Conservative Accounting Policies
- Established Internal Audit Function
- Corporate Values
  - *Integrity*
  - *Customer Dedication*
  - *Meritocracy*
  - *Teamwork*
  - *Bias for Action*
  - *Enjoyment*

HAWK CORPORATION

Trends and Market Position



- Industry Growth Trends and Positions
  - *Leading position in Friction technology enabling global market share opportunities*
  - *Precision Component (PM and MIM) market growth, market consolidator and global expansion*
  - *Trend by motor manufacturers to outsourcing*
  - *Growth of Motorsports and Performance products*

HAWK CORPORATION

Business Strategies



- Product Innovation and R&D
  - *Powder Metal - Technology enabling conversioneering™ leading to new applications*
  - *Friction – World-class in paper, new applications*
- Global Manufacturing Strategies
  - *Follow customer relationships*
  - *Take advantage of lower cost manufacturing locations*
- Strengthen world-wide aftermarket sales channels
- Increase value-added strategies to customer
  - *Component-part manufacturing and assembly*

HAWK CORPORATION

Global Presence



Ontario, Canada
Orzinuovi, Italy
Chigisaki, Japan
(Licensee)
Suzhou, China
Monterrey, Mexico

HAWK Profile



- HAWK is comprised of four operating groups:

	2002 Revenue	Employees	Locations
• WPG	$106.1M	860	USA, Canada, Italy, China, Japan
• HPCG	$65.8M	550	USA, China
• Motors	$12.7M	225	USA, Mexico
• Racing	$12.6M	70	USA

HAWK CORPORATION

HAWK Customers



EATON
CATERPILLAR®
EMERSON
invensys
GOODRICH
TRW
JOHN DEERE
VOLVO
ZF
Cummins
CNH
MOTOR HARLEY-DAVIDSON COMPANY

HAWK™ CORPORATION

Wellman Products Group



Worldwide leader providing engineered solutions for original equipment manufacturers in over 50 countries.

- *Brakes, clutches, and transmissions*



Products:

- Friction Materials
- Stampings
- Powder Metal Parts
- Components

Markets:

- Aerospace
- Truck
- Construction
- Agriculture
- Recreation

WPG Market Position



Global Available Market = $7.5 Billion

WPG Served Market = $1.0 Billion

Niche **Market / Size**	**WPG**	**Competition**	**Trends**	**Customers**
On-Hwy ($170M) Truck (6,7,8)	$17M	Miba	Perf. Material Development	Eaton, Sachs, ZF
Off-Hwy ($300M) Construction Ag, Mining	$47M	Raybestos, Dynax Borg-Worner	Carbon Paper Asia	Cat, Deere, Dana, ZF, Allison
Aircraft ($75M)	$22M	Honeywell	Regional Jets	Goodrich, ABS, Parker
Specialty ($180M) Motorcycle, ATV Military	$16M	Miba, Carbonne, Toshiba		Hayes/Harley, AMG, Bombardier, Arctic Cat

HAWK CORPORATION

WPG Strategy/Outlook



	2002	2007 Goal
Revenue (Projected 7.2% CAGR)	$106.1M	$150.0M
Operating Income	7.0%	10.0%

- Continuing Share Gains (Material Performance, Customer Service)
- New Product Introductions
- Global Growth
- Aftermarket / Fleet Focus
- Improving Business Cycle

HAWK CORPORATION

Hawk Precision Components



HAWK PRECISION COMPONENTS

Leading supplier of net shape precision components for industrial applications

Conversioneering™ of components for:

- *Pumps, motors, transmissions, brake systems, and other engineered systems*



Products:

- Powder Metal Components
- Metal Injection Components

Markets:

- Lawn and Garden
- Industrial
- Agriculture
- Telecom
- Truck

HAWK CORPORATION

HPCG Market Position



Market / Size	HPCG	Competition	Trends	Customers
Industrial PM ($1.5B) Lawn & Garden, Fluid Power, Appliance	$65M	Burgess Norton GKN, Keystone	Density,Shape Complexity, Dimensional Control	MTD, Parker, Stihl Hydo-Gear, Eaton
Automotive PM ($3.5B)				
MIM ($150M) **Metal Injection Molding** Medical, Telecom Auto, Military	$1M	Phillips, Thermat AFT, Parmatech		Filtronic (Nokia), Rigid Tool Eaton, Medtronic

HAWK CORPORATION

HPCG Strategy/Outlook



	2002	2007 Goal
Revenue (Projected 13.7% CAGR)	$65.8M	$125.0M
Operating Income	6.2%	11.0%

- Conversions to PM and MIM
- HPCG Technical Differentiation
- Market Improvements
- International Expansion

HAWK CORPORATION

Hawk Racing



HAWK RACING GROUP

Manufacturer of high performance brake, clutch and drive train applications

- ***Gears, bearings, driveshafts, bellhousings and starters***

Products:

- Gear boxes
- Brakes
- Clutches

Markets:

- Motor sport
- Performance Auto
- Fleet



Hawk Motors



Designs and manufactures die-cast aluminum rotors for:

- *Small electric motors used in appliances, business equipment*
- *Motors – manufacturing in Mexico and elsewhere*





Products:

- Rotors & shafts
- Motors
- Generators
- Services

Markets:

- Appliances
- Business Equip.
- Power

HAWK™ CORPORATION

Motors/Racing Market Position



Market / Size	Hawk	Competition	Trends	Customers
Rotors ($200M)	$13M	In-House Production	Outsource, Asia	Emerson, Fasco, Jakel
Racing ($100M) Transmissions Clutches	$13M	Tilton, AP Racing	Niche Products	NASCAR Racing Team, Performance Automotive

HAWK CORPORATION

Motors/Racing Segments Strategy/Outlook



	2002	2007 Goal
Revenue (Projected 15.0% CAGR)	$25.4M	$51.0M
Operating Income	(7.1%)	7.0%

- Motor Outsourcing Trend
- Operational Focus in Mexico
- Continued Growth in Racing Market
- New Product Introductions - Racing

HAWK CORPORATION

Hawk Corp Outlook



	2002	2007 Goal
Revenue	$197.3M	$327.0M
Operating Income	5.0%	10.0%

- Focused Management Team with Clear Strategies
- Well Positioned in Industry Niches
- Strong R&D efforts
  - *Continued New Product Introductions*
  - *Development of New Materials*
- Long Term Growth Goals
  - *Revenue – 10.6% Annual Growth*
  - *Operating Income – 27.0% Annual Growth*

HAWK™ CORPORATION